UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
November 6, 2008

Date of Report (Date of earliest event reported)
LOUD TECHNOLOGIES INC
(Exact Name of Registrant as Specified in Charter)

Washington	0-26524	91-1432133

(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

16220 Wood-Red Road, N.E., Woodinville, Washington	98072

(Address of Principal Executive Offices)	(Zip Code)
(425) 487-4333

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          In a Current Report on Form 8-K filed October 21, 2008, LOUD Technologies Inc. (the “Company”) indicated that, in response to a comment letter from the Staff of the Securities and Exchange Commission noting, among other things, that the Company failed to include in its Form 10-K the Item 9A management’s report on internal control, the Company filed a Form 10-K/A on July 25, 2008 (the “Form 10-K/A”). As previously indicated, the Company intends to amend the disclosure relating to the effectiveness of the Company’s internal control over financial reporting and disclosure controls contained in the Form 10-K/A. The Company is in the process of evaluating the effectiveness of its controls and how such disclosure should be amended. Until the Company completes this evaluation and files a subsequent Form 10-K/A reflecting its conclusions, investors should not rely upon such disclosure.
          As a result of the Company’s evaluation of the effectiveness of its controls, the Company is also considering how to amend its disclosure in Item 4 and Item 4T of its Quarterly Reports on Form 10-Q for the quarterly periods ending March 31, 2008, and June 30, 2008 (the “Form 10-Qs”). The Company intends to file a Form 10-Q/A with respect to each of the Form 10-Qs for purposes of amending the disclosure therein in Item 4 and Item 4T relating to the effectiveness of the Company’s internal control over financial reporting and disclosure controls. Until the Company completes this evaluation and files a Form 10-Q/A with respect to each of the Form 10-Qs reflecting its conclusions, investors should not rely upon the disclosures set forth in Item 4 and Item 4T of the 10-Qs regarding the Company’s internal controls and its disclosure controls and procedures. While the Company continues to further evaluate its internal controls over financial reporting, the Company expects that, when filed, its Form 10-Q/A with respect to each of the Form 10-Qs will include in Item 4 and Item 4T revised disclosure indicating that the Company’s disclosure controls were not effective as of March 31, 2008, and June 30, 2008, respectively. The Company intends to file a Form 10-Q/A amending Items 4 and 4T with respect to each of the Form 10-Qs once the Audit Committee has completed its investigation and the Company has completed its further evaluation of internal controls.
FORWARD-LOOKING STATEMENTS
          This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “prospects,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risks and uncertainties include, but are not limited to, those factors detailed from time to time in the Company’s SEC filings, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOUD Technologies Inc.
By:	/s/ DAVID OLSON
David Olson
Chief Financial Officer

Dated: November 6, 2008